UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021 (June 1, 2021)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c): Appointment of Carlos R. Quezada as Chief Operating Officer

On June 1, 2021, the Board of Directors of Carriage Services, Inc. (the “Company”) appointed Carlos R. Quezada, age 50, to serve as the Company’s Executive Vice President and Chief Operating Officer.

Mr. Quezada joined the Company in June 2020 as Vice President of Cemetery Sales and Marketing and was subsequently promoted to Senior Vice President of Sales and Marketing. Prior to joining Carriage, Mr. Quezada served as a Managing Director for Service Corporation International from 2009 to 2020, where he held leadership roles for both sales and operations. Mr. Quezada joined the deathcare industry after serving in the hospitality industry for more than 20 years where he held a variety of leadership roles, including Chief Operating Officer, President and Chief Executive Officer for privately held multiunit companies. Mr. Quezada has a Masters in Management from Tulane University and an MBA with an emphasis in Finance from Universidad Francisco Marroquin.

Mr. Quezada does not have any family relationships with any executive officer or director of the Company, and there are no transactions between Mr. Quezada and the Company that would be required to be disclosed under Item 404(a) of Regulation S-K in connection with his appointment. The appointment of Mr. Quezada to serve as Executive Vice President and Chief Operating Officer was not pursuant to any arrangement or understanding with respect to any other person.

Item 5.02(e): Amendment to Employment and Performance Award Agreements for certain Named Executive Officers

On June 2, 2021, in connection with his promotion to Executive Vice President and Chief Operating Officer, the Company and Carlos R. Quezada entered into a written amendment to Mr. Quezada’s employment agreement dated June 25, 2020. The written amendment increases Mr. Quezada’s annual salary to $400,000 and his short term incentive target to 75% of his annual salary. The Company and Mr. Quezada also entered into a written amendment to Mr. Quezada’s Good to Great II Shareholder Value Creation Performance Award agreement dated June 25, 2020. The written amendment increases the number of shares Mr. Quezada will be eligible to receive if the Company’s common stock reaches one of three pre-determined growth targets for a sustained period by December 31, 2024 (the “Performance Period”). The amendment will result in Mr. Quezada being awarded 56,190 shares if the average closing price of the Company’s common stock, during any twenty consecutive day period during the Performance Period (the “Average Closing Price”) reaches $53.39; 69,789 shares will be awarded to Mr. Quezada if the Average Closing Price reaches $64.48; and 77,580 shares will be awarded to Mr. Quezada if the Average Closing Price reaches $77.34.

On June 2, 2021, in connection with his promotion to Executive Vice President, the Company and Carl Benjamin Brink entered into a written amendment to Mr. Brink’s employment agreement dated November 5, 2019. The written amendment increases Mr. Brink’s annual salary to $400,000 and his short term incentive target to 75% of his annual salary. The Company and Mr. Brink also entered into a written amendment to Mr. Brink’s Good to Great II Shareholder Value Creation Performance Award agreement dated May 19, 2020. The written amendment increases the number of shares Mr. Brink will be eligible to receive if the Company’s common stock reaches one of three pre-determined growth targets for a sustained period by December 31, 2024 (the “Performance Period”). The amendment will result in Mr. Brink being awarded 56,190 shares if the average closing price of the Company’s common stock, during any twenty consecutive day period during the Performance Period (the “Average Closing Price”) reaches $53.39; 69,789 shares will be awarded to Mr. Brink if the Average Closing Price reaches $64.48; and 77,580 shares will be awarded to Mr. Brink if the Average Closing Price reaches $77.34.

On June 2, 2021, in connection with his promotion to Executive Vice President and Chief Administrative Officer, the Company and Steven D. Metzger entered into a written amendment to Mr. Metzger’s employment agreement dated November 5, 2019. The written amendment increases Mr. Metzger’s annual salary to $400,000 and his short term incentive target to 75% of his annual salary. The Company and Mr. Metzger also entered into a written amendment to Mr. Metzger’s Good to Great II Shareholder Value Creation Performance Award agreement dated May 19, 2020. The written amendment increases the number of shares Mr. Metzger will be eligible to receive if the Company’s common stock reaches one of three pre-determined growth targets for a sustained period by December 31, 2024 (the “Performance Period”). The amendment will result in Mr. Metzger being awarded 56,190 shares if the average closing price of the Company’s common stock, during any twenty consecutive day period during the Performance Period (the “Average Closing Price”) reaches $53.39; 69,789 shares will be awarded to Mr. Metzger if the Average Closing Price reaches $64.48; and 77,580 shares will be awarded to Mr. Metzger if the Average Closing Price reaches $77.34.

The foregoing summary of the material terms of the amendments to each of the respective employment and performance award agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendments, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2021.

ITEM 7.01	Regulation FD Disclosure.

On June 2, 2021, the Company issued a press release regarding the above-referenced executive team appointments and promotions, which is attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Carriage Services, Inc., dated June 2, 2021 (furnished herewith pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: June 2, 2021	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary